Exhibit 99.2

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN	DISTRICT OF	TEXAS

6 DIVISION

MONTHLY OPERATING REPORT-REVISED

MONTH ENDING: June 30, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	July 29, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	July 29, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH May 31, 2003	MONTH June 30, 2003	MONTH
ASSETS
1.	UNRESTRICTED CASH	$1,296,376	$4,054,267	$5,668,345
2.	RESTRICTED CASH
3.	TOTAL CASH	$1,296,376	$4,054,267	$5,668,345	$0
4.	ACCOUNTS RECEIVABLE (NET)	$17,323,114	$9,878,718	$6,087,869
5.	INVENTORY	$29,488,615	$27,836,274	$19,630,038
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$4,385,371	$5,568,105	$5,867,949
8.	OTHER (ATTACH LIST)
	Intercompany accounts receivable,net	$8,302,227	$8,851,383	$13,236,298
	Credit card and other receivables	$221,169	$142,089	$630,864
	Deferred tax asset	$28,497,969	$28,239,610	$28,239,610
	Taxes receivable	$8,317,016	$9,948,656	$12,348,113
	Prepaid merchandise	$6,184,157	$977,878
	Employee payroll/travel advances	$23,768	$13,631	$21,047
	TOTAL OTHER	$51,546,306	$48,173,247	$54,475,932
9.	TOTAL CURRENT ASSETS	$104,039,782	$95,510,611	$91,730,133	$0
10.	PROPERTY, PLANT & EQUIPMENT	$46,587,581	$46,627,279	$46,627,279
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$18,626,655	$19,088,891	$19,638,593
12.	NET PROPERTY, PLANT & EQUIPMENT	$27,960,926	$27,538,388	$26,988,686	$0
13.	DUE FROM INSIDERS	$67,289	$67,289	$8,600
14.	OTHER ASSETS - NET OF OTHER AMORTIZATIONS
	Reserve - due from insiders	$(58,689)	$(58,689)
	Deferred acquisition costs	$3,196,694	$3,196,694	$3,196,684
	Software development assets	$366,231	$0	$0
	TOTAL OTHER ASSETS - NET OF AMORTIZATION	$3,504,236	$3,138,005	$3,196,684
15.	OTHER (ATTACH LIST)	$0	$0
16.	TOTAL ASSETS	$135,572,233	$126,254,293	$121,924,103	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,022,785	$1,198,341
	AP on behalf of Daisytek International			$(784,233)
18.	TAXES PAYABLE		$47,137	$58,754
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$802,801	$1,583,148
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Interest payable		$299,438	$324,009
	Other accounts payable and prepaid merchandise		$900,458	$1,837,869
	Acrued expenses		$1,552,867	$1,960,768
	TOTAL OTHER		$2,752,763	$4,122,646
23.	TOTAL POSTPETITION LIABILITIES		$4,625,486	$6,178,656	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$58,116,360	$55,715,579	$43,380,139
25.	PRIORITY DEBT	$631,989	$2,014
26.	UNSECURED DEBT	$57,946,614	$57,863,808	$56,702,184
27.	OTHER (ATTACH LIST)
	Other accounts payable and prepaid merchandise	$3,320,348	$(3,227,329)	$(3,862,006)
	Interest payable	$1,733,255	$1,733,255
	Accrued expenses	$6,553,875	$4,784,273	$5,299,962
	Accrued Federal Income Tax			$499,883
	Capital lease liability	$9,163,598	$9,163,598	$9,163,598
	TOTAL OTHER	$20,771,076	$12,453,797	$11,101,437
28.	TOTAL PREPETITION LIABILITIES	$137,466,039	$126,035,198	$111,183,760
29.	TOTAL LIABILITIES	$137,466,039	$130,660,684	$117,362,416	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(1,893,806)	$(1,893,806)	$(1,893,806)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(3,581,423)	$5,386,656
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$1,068,838	$1,068,837
33.	TOTAL EQUITY	$(1,893,806)	$(4,406,391)	$4,561,687	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$135,572,233	$126,254,293	$121,924,103	$0

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT
		MONTH 5/7/03-5/31/03	MONTH June 30, 2003	MONTH	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES	$391,202	$4,852,402
2.	LESS: RETURNS & DISCOUNTS	$143,807	$127,419
3.	NET REVENUE	$247,395	$4,724,983	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$311,739	$8,842,794	$0	$0
8.	GROSS PROFIT	$(64,344)	$(4,117,811)	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$102,369	$102,369
10.	SELLING & MARKETING	$2,507	$(914)
11.	GENERAL & ADMINISTRATIVE	$830,139	$1,333,895
12.	RENT & LEASE	$721,600	$950,650
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$1,656,615	$2,386,000	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(1,720,959)	$(6,503,811)	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
	Intercompany management fees from subsidiaries	$101,216	$(126,521)
	TOTAL NON-OPERATING INCOME	$101,216	$(126,521)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	Banking fees and other	$58,878	$35,400
	Termination of interest rate swap	$1,644,886
	Write-off of software development costs	$366,231
	Intercompany management fee to Daisytek International	$245,022
	TOTAL NON-OPERATING EXPENSE	$2,315,017
18.	INTEREST EXPENSE	$299,438	$295,889
19.	DEPRECIATION / DEPLETION	$204,853	$253,528
20.	AMORTIZATION	$259,028	$296,174
21.	OTHER (ATTACH LIST)
	(GAIN)/LOSS on sale of DSI US		$(18,653,312)
	OTHER		$(690,690)
22.	NET OTHER INCOME & EXPENSES	$2,977,120	$(18,589,532)	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES (FROM SCHEDULE)	$802,801	$1,036,354
24.	U.S. TRUSTEE FEES	$9,000	$59,750
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$811,801	$1,096,104	$0	$0
27	INCOME TAX	$(1,928,457)	$2,021,538
28.	NET PROFIT (LOSS)	$(3,581,423)	$8,968,079	$0	$0

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

CASH RECEIPTS AND DISBURSEMENTS		MONTH 5/7/03-5/31/03	MONTH June 30, 2003	MONTH	QUARTER TOTAL
1.	CASH - BEGINNING OF MONTH	$1,296,376	$4,054,267	$5,668,345
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$7,419,904	$15,155,755
5.	TOTAL OPERATING RECEIPTS	$7,419,904	$15,155,755	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS		$7,287,602
8.	INTERCOMPANY TRANSFERS	$(538,473)	$(5,260,361)
9.	TOTAL NON-OPERATING RECEIPTS	$(538,473)	$2,027,241	$0	$0
10.	TOTAL RECEIPTS	$6,881,431	$17,182,996	$0	$0
11.	TOTAL CASH AVAILABLE	$8,177,807	$21,237,263	$5,668,345	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$528,761	$769,113
13.	PAYROLL TAXES PAID	$144,275	$198,934
14	SALES, USE & OTHER TAXES PAID	$20,107	$48,212
15	SECURED / RENTAL / LEASES	$350,329	$618,450
16.	UTILITIES	$202,838	$135,249
17.	INSURANCE	$37,905	$82,381
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL	$6,637
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES	$189
24.	ADVERTISING
25	INTEREST		$380,502
26	OTHER (ATTACH LIST)
	Bank Reconciliation Items		$293,046
	Bank Fees		$382,833
	Paydown line of credit	$2,832,500	$12,335,441
26.	TOTAL OPERATING DISBURSEMENTS	$4,123,540	$15,244,160	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES		$324,757
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$324,757	$0	$0
31.	TOTAL DISBURSEMENTS	$4,123,540	$15,568,917	$0	$0
32.	NET CASH FLOW	$2,757,891	$1,614,079	$0	$0
33.	CASH - END OF MONTH	$4,054,267	$5,668,345	$5,668,345	$0

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-4
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH 31-May-03	MONTH 30-Jun-03	MONTH
1.	0-30	$16,882,250	$6,628,374	$1,063,688
2.	31-60	$1,733,157	$3,542,225	$3,789,793
3.	61-90	$474,006	$1,208,271	$1,780,930
4.	91+	$2,734,808	$3,001,269	$3,773,231
5.	TOTAL ACCOUNTS RECEIVABLE	$21,824,221	$14,380,139	$10,407,642	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$4,501,107	$4,501,421	$4,319,773
7.	ACCOUNTS RECEIVABLE (NET)	$17,323,114	$9,878,718	$6,087,869	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	June 30, 2003

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$42,969	$0	$0	$0	$42,969
2.	STATE	$1,080	$0	$0	$0	$1,080
3.	LOCAL	$14,705	$0	$0	$0	$14,705
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$58,754	$0	$0	$0	$58,754
6.	ACCOUNTS PAYABLE	$114,826	$298,689	$594		$414,108

STATUS OF POSTPETITION TAXES			MONTH:	June 30, 2003

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$21,589	$104,670	$103,253	$23,006
2.	FICA-EMPLOYEE**	$9,110	$47,267	$46,453	$9,924
3.	FICA-EMPLOYER**	$9,110	$47,267	$46,453	$9,924
4.	UNEMPLOYMENT	$7	$151	$43	$115
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$39,816	$199,355	$196,202	$42,969
STATE AND LOCAL
8.	WITHHOLDING	$820	$1,994	$2,303	$511
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$129	$869	$429	$569
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$6,372	$8,333	$0	$14,705
14.	OTHER - Tennessee Corporation Annual Reports	$0	$40	$40	$0
15.	TOTAL STATE & LOCAL	$7,321	$11,236	$2,772	$15,785
16.	TOTAL TAXES	$47,137	$210,591	$198,974	$58,754

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-5
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS		MONTH:	June 30, 2003

		Account #1	Account #2	Account #3	Account #4	Account #5	Account #6	TOTAL
A.	BANK:	See Below - A	Guaranty	Chase	Bank of America	Bank One	Bank of America
B.	ACCOUNT NUMBER:	See Below - A	380-1466909	88006320428	3752175743	629438797	3752175772
C.	PURPOSE (TYPE):	See Below - A	Payroll/Benefits	Flex Plan	Petty Cash-Bksfld	Disbursement	Depository
1.	BALANCE PER BANK STATEMENT	$5,730,315	$290,406	$3,820	$4,814	$0	$0	$6,029,355
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0						$0
3.	SUBTRACT: OUTSTANDING CHECKS	$637,598	$193,882	$1,485				$832,965
4.	OTHER RECONCILING ITEMS	$297,548	$102,483	$520			$70,592	$471,143
5.	MONTH END BALANCE PER BOOKS	$5,390,265	$199,007	$2,855	$4,814	$0	$70,592	$5,667,533
6.	NUMBER OF LAST CHECK WRITTEN	208226	See Below-B

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$812
13.	TOTAL CASH - END OF MONTH				$5,668,345

Note A:

Daisytek performs a consolidated bank reconciliation. The following is the listing of bank accounts included in this reconciliation:

Bank	Account #	Purpose	Balance per Bank
Bank of America	3752175714	Master Funding	1,526,507
Bank of America	3752190663	Prof Fee Segr Acct	1,774,843
Bank of America	3752175808	Master Collections	1,861,716
Bank One	10-91081	Accts Payable	428,552
Bank One	633680996	Disbursement	110,198
Bank One	11-28503	Master Collections	9,811
Chase	88-05174651	Operating	18,688
Frost Nat’l Bank	966003966	Emp Benefits	0
Bank One	1571581485	Master Depository
			5,730,315

Note B: Account #2 - Item 6 - Last Check Written:

Payroll Manual Checks - Last Check# is 3982.

Payroll Computer Checks - last Check# is 103128.

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated	ACCRUAL BASIS-6
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: June 30, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Dale Booth	Salary	$37,692	$75,384
1.	Dale Booth	Salary	$37,692	$75,384
2.	Ralph Doherty	Salary	$14,584	$29,168
3.	Jack Kearney	Salary	$20,923	$41,846
4.	Eric Logan	Salary	$14,585	$29,170
5.	Peter Wharf	Salary	$14,585	$29,170
6.	TOTAL PAYMENTS TO INSIDERS		$102,369	$204,738

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Vinson & Elkins		$324,757	$324,757	$324,757	$607,128
2.	FTI	n/a	n/a	$0	$0	$357,692
3.	Rochelle Elrod Hutcheson	n/a	n/a	$0	$0	$145,020
4.	Deloitte & Touche	n/a	n/a	$0	$0	$404,558
5.	US Trustee	n/a	$68,750	$0	$0	$68,750
6.	TOTAL PAYMENTS TO PROFESSIONALS		$393,507	$324,757	$324,757	$1,583,148

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. L&B Depp Entreprises II	84,463		84,463
2. Tejon Dermody Industrial (June and May Stub period)	167,559	167,559	0
3. New York Life Southpark (June and May Stub Period)	217,835	217,835	0
4. Selkirk Ventures (June and May Stub)	232,388	232,388	0
5. Proterra Properties			0
6. MRE, Inc	185	0	185
7 Bank One Texas Leasing Corp	897	0	897
8. Raymond Leasing (Sch 82369)	3,281	0	3,281

9. Raymond Leasing (Sch 823610)	997	0	997
10. Raymond Leasing (Sch 823611)	235	0	235
11. Raymond Leasing (Sch 823613)	1,938	0	1,938
12. Raymond Leasing (Sch 82614)	3,759	0	3,759
13. American Business Machines Co	99	0	99
14. Canon Financial Services	364	0	364
15. GATX Schedule #10	7,568	0	7,568
16. GATX Schedule #1	6,214	0	6,214
17. IOS Capital Inc	668	0	668
18. IOS Capital Inc	8,579	0	8,579
19. IOS Capital Inc	525	0	525
20. Deutsche Financial Services Corporation	6,516	0	6,516
21. Wells Fargo Equipment Finance	14,165	0	14,165
22 GE Public Finance, Inc Schedule 1	22,656	0	22,656
23 GE Public Finance, Inc Schedule 2	15,304	0	15,304
24 GE Public Finance, Inc Schedule 3	9,551	0	9,551
25. CitiCorp Del—Lease Inc	364	0	364
26. General Electric Capital Corporation Sch 2	6,767	0	6,767
27. General Electric Capital Corporation Sch 3	109,952	0	109,952
28. General Electric Capital Corporation Sch 4	13,774	0	13,774
29. General Electric Capital Corporation Sch 5	24,685	0	24,685
30. General Electric Capital Corporation Sch 6	47,091	0	47,091
31. General Electric Capital Corporation Sch 7	9,710	0	9,710
32. General Electric Capital Corporation Sch 8	16,505	0	16,505
33. General Electric Capital Corporation Sch 9	7,868	0	7,868
34. General Electric Capital Corporation Sch 10	10,270	0	10,270
35. General Electric Capital Corporation Sch 11	4,995	0	4,995
36. Fleet Capital Corporation Schedule 34049-001	18,093	0	18,093
37. Fleet Capital Corporation Schedule 34049-00902	1,037	0	1,037
38. Fleet Capital Corporation Schedule 32585-002	13,544	0	13,544
39. Fleet Capital Corporation Schedule 32585-003	19,936	0	19,936
40. Fleet Capital Corporation Schedule 32585-004	1,431	0	1,431
41. IBM Credit Corporation Schedule 001	1,264	0	1,264
42. IBM Credit Corporation Schedule 002	1,264	0	1,264
43. IBM Credit Corporation Schedule 003	1,264	0	1,264
44. IBM Credit Corporation Schedule 004	1,264	0	1,264
45. IBM Credit Corporation Schedule 005	221	0	221
46. IBM Credit Corporation Schedule 006	221	0	221
47. IBM Credit Corporation Schedule 007	775	0	775
48. IBM Credit Corporation Schedule 008	908	0	908
49. IBM Credit Corporation Schedule 009	3,073	0	3,073
50. IBM Credit Corporation Schedule 010	475	0	475
51. IBM Credit Corporation Schedule 011	810	0	810
52. IBM Credit Corporation Schedule 012	1,334	0	1,334
53. IBM Credit Corporation Schedule 013	3,528	0	3,528
54. IBM Credit Corporation Schedule 014	4,922	0	4,922
55. IBM Credit Corporation Schedule 015	10,266	0	10,266
56. IBM Credit Corporation Schedule 016	1,765	0	1,765
57. IBM Credit Corporation Schedule 017	2,839	0	2,839
58. IBM Credit Corporation Schedule 018	4,193	0	4,193
59. IBM Credit Corporation Schedule 019	22,426	0	22,426
60. IBM Credit Corporation Schedule 020	37,838	0	37,838
61. IBM Credit Corporation Schedule 021	9,350	0	9,350
62. IBM Credit Corporation Schedule 022	1,169	0	1,169
63 Plano Parkway Self Storage	668	668	0
6. TOTAL	1,223,602	618,450	605,152

Monthly Operating Report

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: June 30, 2003

QUESTIONNAIRE	6/1/03-6/26/03

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
	PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

See attachments for Questions 1, 4 and 11

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Property	Royal Indemnity Company	5/1/03 - 5/1/04	$409,804	annual
General Liability	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$75,084	annual
Business Auto	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$57,345	annual
Workers’ Compensation	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$297,172	annual
Cargo	Indemnity Insurance Company of North America	5/1/03 - 5/1/04	$108,500	annual
Umbrella Liability (primary layer)	St. Paul Fire & Marine Insurance Company	5/1/03 - 5/1/04	$50,974	annual
Umbrella Liability (excess layer)	Federal Insurance Co.	5/1/03 - 5/1/04	$30,300	annual
Fiduciary Liability	Federal Insurance Co.	4/1/03 - 4/1/04	$9,000	annual
Primary Directors & Officers	National Union Fire Insurance Company	4/1/03 - 4/1/04	$1,100,000	annual
Excess D&O (1st layer)	XL Specialty Insurance Co.	4/1/03 - 4/1/04	$1,250,000	annual
Extended Reporting Period Purchased Excess D&O (1st layer)	St. Paul Mercury Insurance Company	4/1/03 - 4/1/04	$354,375	annual
Extended Reporting Period Purchased Excess D&O (2nd layer)	Twin City Fire Insurance Company	4/1/03 - 4/1/04	$187,500	annual
Crime	Gulf Insurance Company	4/1/03 - 4/1/04	$27,250	annual

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11

June 30, 2003

MOR #7 QUESTION # 1

ASSETS SOLD OR TRANSFERRED OUT OF THE NORMAL COURSE OF BUSINESS

Customer	Transaction Type	Extd Cost	Extd Price
MEM-MEM TO ARLINGTON IND (CHI)	Intercompany Sale	39,600.04	32,413.40
MEM-MEM TO ARLINGTON IND (CHI)	Intercompany Sale	84,228.31	62,639.11
DZTK MEI-MDF (POST CH 11)	Intercompany Sale	68,126.98	47,735.51
DAISYTEK CANADA	Intercompany Sale	118,903.72	105,775.13
APPLIED DATA RESOURCES INC.	Liquidation Sale	548,342.89	342,185.47
LES JOHNSON	Liquidation Sale	65,650.71	11,706.80
MAVERICK TRADING CO	Liquidation Sale	126,736.97	88,867.82
OFFICE SOURCE INC	Liquidation Sale	272,490.80	70,583.87
RIVERBEND BUSINESS PRODUCTS	Liquidation Sale	575,128.04	375,548.04
S&K SALES INC.(CUSTOMER)	Liquidation Sale	552,694.09	213,698.86
STAPLES INV LIQUIDATION ACCT	Liquidation Sale	907,119.33	608,809.28
TMD INTERNATIONAL	Liquidation Sale	77,619.38	49,189.59
TONER CONSULTANTS OF AMERICA	Liquidation Sale	2,397,449.63	540,034.50
EAST CENTRAL DISTRIBUTION LTD	Liquidation Sale	3,656,910.26	2,303,215.03
		9,491,001.15	4,852,402.41

MOR #7 QUESTION #1

SALE OF DSI

Net Proceeds	7,423,534
Intercompany Payable to DSI	6,015,408
Income Tax Receivable transferred from DSI	5,214,370

Total Gain	18,653,312	**

**	This is offset by a corresponding loss in DSI of $20.0 million

CASE NAME:	Daisytek, Incorporated B.A. Pargh Company Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11

June 30, 2003

MOR 7, QUESTION 4 SUPPORT

Sum of AMT$

CO	VENDOR#	VENDOR NAME	Total
001	10004603	A T & T	$(285.59)
	10027127	A T & T	$(16.30)
	22610862	ADP “TTC”	$(1,219.85)
	13634192	ANDERSON DARREN	$(1,625.35)
	12763531	AT&T	$(67,866.16)
	13391274	AT&T	$(992.29)
	28037913	AT&T WIRELESS AURORA	$(5,776.62)
	13447856	BAUMGARTEN JOHN	$(137.97)
	28067397	BECKER MELODY	$(200.02)
	12648349	BELLSOUTH TTC	$(3,327.98)
	24831491	BOOTH, DALE	$(253.80)
	12741586	BRACELAND, ROBERT	$(168.24)
	28029374	CAPPER, BRUCE	$(33.42)
	28010518	CHEPENIK, MARK	$(205.22)
	28054545	CINGULAR WIRELESS	$(2,158.09)
	28050683	CITY OF RICHARDSON	$(551.38)
	13475048	CONNECTICUT GENERAL LIFE	$(19,228.41)
	28002850	CRIMMINS RICHARD	$(95.16)
	28005815	DAMON SR, NICK J.	$(70.08)
	24681525	DOHERTY, RALPH	$(292.33)
	28028048	FITZGERALD PATRICK	$(80.15)
	28115352	FITZPATRICK, JERRY	$(224.62)
	22710695	GUIDRY, JARED	$(254.23)
	22597784	KEARNEY JOHN D.	$(620.18)
	24777447	L&B DEPP ENTERPRISES II, INC	$(10,257.07)
	28126289	LASER ONE	$(646.61)
	28077982	LOGAN, ERIC	$(68.49)
	28124451	MCDANIEL, NATALIE	$(75.00)
	12634019	MEMPHIS LIGHT, GAS AND WATER	$(24,302.71)
	24677374	MITCHELL, RALPH	$(245.68)
	16328844	MORGAN GLENDA	$(11.50)
	28052072	NIAGARA MOHAWK	$(23,391.08)
	28047361	NIAGRA MOHAWK	$(17,185.93)
	28082669	O’CONNOR, JACKIE	$(157.79)
	28055311	PACIFIC GAS & ELECTRIC CO	$(7,833.24)
	10003117	POWELL JIM	$(148.40)
	12663864	PRINCIPAL LIFE INSURANCE CO	$(18,676.32)
	28043344	SALHANY, MIKE	$(36.21)
	24772873	SOUTHWESTERN BELL TELEPHONE	$(688.73)
	24772881	SOUTHWESTERN BELL TELEPHONE	$(6,063.39)
	13491881	STATE COMPTROLLER	$(16,915.81)
	28073674	TAYLOR GRADY	$(2,489.64)
	12788368	TENNESSEE DEPT OF REVENUE	$(1,191.00)
	21738602	TXU ELECTRIC “TDA”	$(1,054.70)
	22661301	TXU GAS “TDA”	$(291.86)
	12796827	U.S. DEPT OF LABOR	$(2,000.00)
	24802534	VERIZON WIRELESS DALLAS	$(268.18)
	28032354	WALPOLE, MARK	$(298.47)
	24689050	WEINER, LEE	$(156.80)
	12261030	WHARF, PETER	$(214.11)
	28019918	ZDEBLICK GORDON	$(2,546.39)
Grand Total			$(242,898.55)

CASE NAME:	Daisytek, Incorporated
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11
June 30, 2003

MOR 7, QUESTION 11 SUPPORT

Jurisdiction	Amount	Date Paid	Entity	Tax Type	Description	Payee Name	Address	City	State	Zip
Daisytek, Inc. and B.A. Pargh
CA	116.00	6/20/2003	Daisytek & subs	Franchise Tax	Notice	Franchise Tax Board	PO Box 942867	Sacramento	CA	94267-0001
Memphis	834.86	6/20/2003	Daisytek	Property Tax	2002	City of Memphis	PO Box 185	Memphis	TN	38101-0185
NY	50.00	6/20/2003	Daisytek	Sales Tax	Prior Period Catch-up	New York State Sales Tax	PO Box 1205	New York	NY	10116-1205
Shelby County	862.98	6/20/2003	Daisytek	Property Tax	2002	Shelby County, Bob Patterson, Trustee	PO Box 2751	Memphis	TN	38101-2751
TN	15.00	6/20/2003	Daisytek	Sales Tax	Prior Period Catch-up	Tennessee Department of Revenue	500 Deaderick Street	Nashville	TN	37242
Ohio	46,158.00	6/2/2003	DSI (paid by Daisytek)	Franchise Tax	2002	Treasurer of State of Ohio	PO Box 27	Columbus	OH	43216
TN	62.52	6/20/2003	BA Pargh	Sales Tax	May 2003 (through May 6)	Tennessee Department of Revenue	500 Deaderick Street	Nashville	TN	37242
TX	72.75	6/20/2003	BA Pargh	Sales Tax	May 2003 (through May 6)	Comptroller of Public Accounts		Austin	TX	78774-0100

	48,172.11

12

CASE NAME:	Daisytek, Incorporated
B.A. Pargh Company
Virtual Demand, Inc.

CASE NUMBER:	03-34762-HDH-11
Daisytek, Incorporated
Reorganization Expenses MOR #2, Lines 23 and 24
June 30, 2003

	Prepaid Retainer (pre-May 6) #99.1520	Cash Paid 5/7/03-5/31/03	Accrual Estimate 5/31/2003	Total Expense May 2003 #91.8603.1	Reverse May Accrual	Cash Paid	Record May 2003 Invoice not Paid	Accrual Estimate June 2003	Total Expense June 2003 #91.8603.1	Total Incurred Post-Petition	Total Paid Post-Petition	Total Incurred But Unpaid
Vinson & Elkins (Daisytek attorney)	175,000.00	—	377,800.61	377,800.61	(377,800.61)	324,757.19	53,043.42	554,084.92	554,084.92	931,885.53	324,757.19	607,128.34
FTI (DZTK consultant)	115,853.50	—	175,000.00	175,000.00	(175,000.00)	—	162,587.28	195,104.74	182,692.02	357,692.02		357,692.02
Rochelle Elrod Hutcheson (UCC attorney)		—	125,000.00	125,000.00	(125,000.00)	—	59,079.01	85,941.50	20,020.51	145,020.51		145,020.51
Deloitte & Touche (UCC consultant)		—	125,000.00	125,000.00	(125,000.00)	—	181,087.96	223,469.05	279,557.01	404,557.01		404,557.01
Total Professional Fees	290,853.50	—	802,800.61	802,800.61	(802,800.61)	324,757.19	455,797.67	1,058,600.21	1,036,354.46	1,839,155.07	324,757.19	1,514,397.88
U.S. Trustee Fees			9,000.00	9,000.00	(9,000.00)	—	34,250.00	34,500.00	59,750.00	68,750.00		68,750.00
Total Reorganization Expenses		—	811,800.61	811,800.61	(811,800.61)	324,757.19	490,047.67	1,093,100.21	1,096,104.46	1,907,905.07	324,757.19	1,583,147.88

Note:

All professional fees are assumed to be paid out of Daisytek, Incorporated. U.S. Trustee fees will be paid by each individual entity, but accrual is made on the books of Daisytek, Incorporated.

13